SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 14, 2003

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio (Address of Principal Executive Offices)	44308 (Zip Code)	(330) 996-6300 (Telephone Number)

Item 5. Other Events

     On November 14, 2003, FirstMerit Corporation issued a press release regarding the redemption on of all outstanding shares of FirstMerit 6 1/2% Cumulative Convertible Preferred Stock. The press release is attached as Exhibit 99.1.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

99.1 Text of FirstMerit Corporation Press Release dated November 14, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated: November 14, 2003	By:	/s/ Terrence E. Bichsel Terrence E. Bichsel, Executive Vice President and Chief Financial Officer